UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015 (August 31, 2015)

CHANTICLEER HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414

Charlotte, North Carolina 28226

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On August 31, 2015, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”) entered into a dealer-manager agreement with Source Capital Group, Inc. (“Source Capital”) pursuant to which Source Capital will act as exclusive dealer-manager of Chanticleer’s subscription rights offering. Pursuant to the rights offering, Chanticleer will distribute to holders of record of its common stock, par value $0.0001 per share, one subscription right for each share of common stock owned as of the record date of September 4, 2015, as set forth in the Prospectus Supplement to be filed on or about September 8, 2015 to Chanticleer’s Form S-3 shelf registration statement (File No. 333-203679), first filed with the U.S. Securities and Exchange Commission on June 9, 2015, as amended, and declared effective June 9, 2015, to subscribe for and purchase shares of common stock at a subscription price equal to $1.35 per right, in cash.

Under the terms and subject to the conditions contained in the dealer-manager agreement, Source Capital will provide marketing assistance and advice to Chanticleer in connection with this rights offering. Chanticleer has agreed to pay Source Capital a fee of 6% of the gross proceeds of this rights offering and a non-accountable expense allowance of 2% of the gross proceeds of this rights offering. Chanticleer has also agreed to indemnify Source Capital and its affiliates against certain liabilities arising under the Securities Act of 1933, as amended. Source Capital is not underwriting or placing any of the securities (including the rights) issued in the rights offering and does not make any recommendation with respect to such securities.

A copy of the dealer-manager agreement between Chanticleer and Source Capital is attached as Exhibit 10.1 and incorporated herein by reference. The foregoing description of this document is not complete and is qualified in its entirety by reference to Exhibit 10.1. A copy of the opinion of Libertas Law Group Inc. relating to the validity of the issuance and sale of the subscription rights and underlying shares of common stock in the offering is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document

4.1	Form of Chanticleer Holdings, Inc. Subscription Rights Certificate
5.1	Opinion of Libertas Law Group, Inc.
10.1	Dealer Manager Agreement between Chanticleer Holdings, Inc. and Source Capital Group, Inc. dated August 31, 2015
99.1	Form of Instructions as to Use of Chanticleer Holdings, Inc. Subscription Rights Certificate
99.2	Notice of Guaranteed Delivery
99.3	Form of Letter to Security Dealers
99.4	Form of Letter to Stockholders
99.5	Form of Letter to Clients
99.6	Beneficial Owner Election Form
99.7	Nominee Holder Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc., a Delaware corporation (Registrant)

Date: September 3, 2015	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer